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                                                                EXHIBIT 23(ii)



                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-57577) of Borden, Inc. of our report dated February 16, 1995, except as to paragraph 8 of
Note 1 and paragraph 1 and the first sentence of paragraph 2 of Note 9, which are as of March 15, 1995, appearing on page 50 of this Form 10-K.


Price Waterhouse LLP
Columbus, Ohio
March 28, 1996